CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Greenwich Street Series Fund - Salomon Brothers Variable Money Market Fund (the "Registrant"), each certify to the best of his or her knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                   Chief Financial Officer
Greenwich Street Series Fund -            Greenwich Street Series Fund -
Salomon Brothers Variable                 Salomon Brothers Variable
Money Market Fund                         Money Market Fund


/s/ R. Jay Gerken                   /s/ Kaprel Ozsolak
------------------------            ------------------------
R. Jay Gerken                       Kaprel Ozsolak
Date: March 9, 2005                 Date: March 9, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Greenwich Street Series Fund - Diversified Strategic Income Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                   Chief Financial Officer
Greenwich Street Series Fund -            Greenwich Street Series Fund -
Diversified Strategic Income Portfolio    Diversified Strategic Income Portfolio


/s/ R. Jay Gerken                   /s/ Kaprel Ozsolak
------------------------            ------------------------
R. Jay Gerken                       Kaprel Ozsolak
Date: March 9, 2005                 Date: March 9, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Greenwich Street Series Fund - Salomon Brothers Variable All Cap Value Fund (the "Registrant"), each certify to the best of his or her knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                   Chief Financial Officer
Greenwich Street Series Fund -            Greenwich Street Series Fund -
Salomon Brothers Variable                 Salomon Brothers Variable
All Cap Value Fund                        All Cap Value Fund


/s/ R. Jay Gerken                   /s/ Kaprel Ozsolak
------------------------            ------------------------
R. Jay Gerken                       Kaprel Ozsolak
Date: March 9, 2005                 Date: March 9, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Greenwich Street Series Fund - Equity Index Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                   Chief Financial Officer
Greenwich Street Series Fund -            Greenwich Street Series Fund -
Equity Index Portfolio                    Equity Index Portfolio



/s/ R. Jay Gerken                         /s/ Kaprel Ozsolak
------------------------                  ------------------------
R. Jay Gerken                             Kaprel Ozsolak
Date: March 9, 2005                       Date: March 9, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Greenwich Street Series Fund - Salomon Brothers Variable Growth and Income Fund (the "Registrant"), each certify to the best of his or her knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                   Chief Financial Officer
Greenwich Street Series Fund -            Greenwich Street Series Fund -
Salomon Brothers Variable                 Salomon Brothers Variable
Growth and Income Fund                    Growth and Income Fund


/s/ R. Jay Gerken                         /s/ Kaprel Ozsolak
------------------------                  ------------------------
R. Jay Gerken                             Kaprel Ozsolak
Date: March 9, 2005                       Date: March 9, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Greenwich Street Series Fund - Salomon Brothers Variable Aggressive Growth Fund (the "Registrant"), each certify to the best of his or her knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                   Chief Financial Officer
Greenwich Street Series Fund -            Greenwich Street Series Fund -
Salomon Brothers Variable                 Salomon Brothers Variable
Aggressive Growth Fund                    Aggressive Growth Fund



/s/ R. Jay Gerken                          /s/ Kaprel Ozsolak
------------------------                  ------------------------
R. Jay Gerken                             Kaprel Ozsolak
Date: March 9, 2005                       Date: March 9, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Greenwich Street Series Fund - Salomon Brothers Variable International Equity Fund (the "Registrant"), each certify to the best of his or her knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                   Chief Financial Officer
Greenwich Street Series Fund -            Greenwich Street Series Fund  -
Salomon Brothers Variable                 Salomon Brothers Variable
International Equity Fund                 International Equity Fund


/s/ R. Jay Gerken                         /s/ Kaprel Ozsolak
------------------------                  ------------------------
R. Jay Gerken                             Kaprel Ozsolak
Date: March 9, 2005                       Date: March 9, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.